                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5357

                             SCUDDER BLUE CHIP FUND
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Blue Chip Fund

Annual Report to Shareholders

October 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2003

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Blue Chip Fund	1-Year	3-Year	5-Year	10-Year
Class A	17.96%	-10.26%	.07%	7.45%
Class B	17.06%	-10.98%	-.75%	6.57%(a)
Class C	17.05%	-10.94%	-.69%	6.66%(a)
Russell 1000 Index+	22.32%	-8.24%	1.14%	10.39%
S&P 500 Index++	20.80%	-8.34%	.53%	10.43%

Scudder Blue Chip Fund	1-Year	3-Year	5-Year	Life of Class*
Class I**	18.49%	-9.86%	.56%	7.33%
Russell 1000 Index+	22.32%	-8.24%	1.14%	8.91%
S&P 500 Index++	20.80%	-8.34%	.53%	8.92%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C	Class I
Net Asset Value: 10/31/03	$ 15.24	$ 14.55	$ 14.69	$ 15.70
10/31/02	$ 12.92	$ 12.43	$ 12.55	$ 13.25

Class A Lipper Rankings - Large-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	486	of	1065	46
3-Year	416	of	831	50
5-Year	265	of	596	45
10-Year	144	of	208	69

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Blue Chip Fund - Class A [] Russell 1000 Index+ [] S&P 500 Index++

Yearly periods ended October 31

Comparative Results (Adjusted for Sales Charge)
Scudder Blue Chip Fund		1-Year	3-Year	5-Year	10-Year	Life of Class*
Class A(c)	Growth of $10,000	$11,117	$6,813	$9,459	$19,340	-
	Average annual total return	11.17%	-12.01%	-1.11%	6.82%	-
Class B(c)	Growth of $10,000	$11,406	$6,918	$9,542	$18,893(a)	-
	Average annual total return	14.06%	-11.56%	-.93%	6.57%(a)	-
Class C(c)	Growth of $10,000	$11,588	$6,994	$9,561	$18,872(a)	-
	Average annual total return	15.88%	-11.24%	-.89%	6.56%(a)	-
Class I**	Growth of $10,000	$11,849	$7,325	$10,284	-	$17,533
	Average annual total return	18.49%	-9.86%	.56%	-	7.33%
Russell 1000 Index+	Growth of $10,000	$12,232	$7,726	$10,581	$26,884	$19,651
	Average annual total return	22.32%	-8.24%	1.14%	10.39%	8.91%
S&P 500 Index++	Growth of $10,000	$12,080	$7,701	$10,268	$26,968	$19,671
	Average annual total return	20.80%	-8.34%	.53%	10.43%	8.92%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* Class I commenced operations on November 22, 1995. Index returns begin November 30, 1995.
** Class I shares are not subject to sales charges.
a Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Blue Chip Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalization companies that are domiciled in the United States and whose common stocks are traded there. Beginning with the next report, the Russell 1000 Index, which better reflects the Portfolio's investment style, will be shown instead of the S&P 500 Index.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

Scudder Blue Chip Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Blue Chip Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Janet Campagna

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999 and the fund in 2003.

• Head of global and tactical asset allocation.

• Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

• Over 15 years of investment industry experience.

• Master's degree in Social Science from California Institute of Technology.

• Ph.D in Political Science from University of California at Irvine.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income and derivative securities at J.P. Morgan.

• Senior portfolio manager for Multi Asset Class Quantitative Strategies: New York.

• Joined the fund in 2003.

In the following interview, Portfolio Managers Janet Campagna and Robert Wang discuss the market environment for blue chip stocks and the fund's strategy for its most recent fiscal year ended October 31, 2003.

Q: Can you discuss the general market environment during the period?

A: During the past 12 months, major events that affected the economy and markets included the buildup to war in Iraq and its aftermath, the falling US dollar, and the Federal Reserve's (the Fed) strong monetary program. Through its policies, the Fed has been attempting to restart the US economy and to stave off inflation as well as deflation. Stocks enjoyed strong performance during most of the period. In particular, investors bid up technology stocks in a fashion not seen for several years. Sometimes the purchases were based on sound fundamentals, though at other times it seemed investors were simply bargain hunting, buying up tech stocks only because their prices were beaten down. Overall, we believe stocks - including blue chip stocks - were a "place to be" during the period.

Q: Will you describe the portfolio team's investment philosophy?

A: We use a quantitatively based, disciplined stock selection methodology, incorporating a large number of data inputs. Unlike managers of other quantitatively based funds, we also employ the experienced judgment of everyone on the portfolio team. Using our methodology, we believe we can evaluate a much larger pool of stocks in a more objective manner compared with similar funds. We also tend to hold more stocks in our portfolio than traditional managers do. We believe that it's difficult to make objective judgments about stocks based on type of industry, market capitalization and investment style, so we don't select stocks using those factors. By investing in a large number of stocks, but with smaller positions relative to the benchmark based on various fundamental characteristics, we believe that we can achieve significant outperformance over time relative to the benchmark.

Q: How did Scudder Blue Chip Fund perform over its most recent fiscal year?

A: The fund (Class A shares, unadjusted for sales charge) posted a 17.96% total return for the 12 months ended October 31, 2003.1 (Please see pages 3 through 5 for performance of other share classes.) This return was lower than the 22.32% total return of the fund's benchmark, the Russell 1000 Index, which is not available for investment.2 The fund outperformed the 17.78% average return of its peers in the Lipper Large-Cap Core Funds category.3 As of October 31, 2003, the fund's class A shares ranked 486, 416, 265 and 144 out of 1065, 831, 596 and 208 in the Large-Cap Core Funds category for the 1-, 3-, 5- and 10-year periods respectively.4

1 Returns reflect the reinvestment of all distributions.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.
3 The Lipper Large-Cap Core Funds category is a group of funds that may primarily invest in large companies of both growth and value orientations. It is not possible to invest directly in the Lipper category.
4 Source: Lipper Inc. Rankings are historical and do not guarantee future results. Lipper rankings are based on the fund's total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Q: What factors contributed to the fund's performance?

A: As for the role of the managers, all of our contribution to return comes from stock selection. The fund remains neutral to the various industry weightings within its benchmark. The largest contributor to fund returns over the period was the commercial services and supplies sector, where the fund exhibited excellent stock selection. Within commercial services and supplies, Rent-A-Center, Inc., a US operator in the rent-to-own industry, was the largest contributor to performance. Based on its attractive value relative to its peers, we took a significant overweight position in this stock. (As one means of managing the fund's risk levels, however, we seek to be at all times no more than 2% overweight in any security relative to the benchmark.) Over the past 12 months, Rent-A-Center beat analysts' earnings forecasts consistently. We sold our position when the most recent earnings declaration disappointed, after which the stock's run-up ended.

In a sharp turnaround from the fall of 2002, technology hardware and equipment issues also boosted the fund's performance. There, we saw results that we like to see from our investment model - namely, that the sector's outperformance compared with the benchmark was spread across several companies. Semiconductor manufacturer Intel Corporation - which enjoyed a successful 12 months - was the fund's number one performing stock overall and the top performer within this sector during the period.

The largest detractor from performance in terms of sectors was health care equipment and services. Losses within this sector were mainly driven by one holding, Tenet Healthcare, a health care services company. Amid allegations of unnecessary surgical procedures and fraudulent billings, as well as the departure of its CEO and a lawsuit filed by the US Department of Justice, the company's stock plummeted. We sold Tenet as this news came to light, but not before sustaining some losses.

Q: What caused the fund's underperformance compared with its benchmark?

A: Overall, the fund outperformed its benchmark during much of the past 12-month period. But during November 2002, the fund's underperformance was especially significant. As we mentioned above, in certain months during the period - including November and July - investors were mainly snapping up heavily discounted stocks on strong economic or political news and ignoring the fundamental characteristics of individual companies. These periods make it difficult for the factors within our investment model - including various signals that we use to determine positive or negative price momentum in stocks - to discriminate successfully and identify worthwhile stocks to own. And these are the periods in which the fund underperformed its benchmark. However, we are encouraged by the market's return to more fundamentally based behavior from August through the end of the period. We are hopeful that in the coming months investors will continue to judge individual companies on their merits and earning potential.

How the fund is managed

Investment Discipline

The fund's portfolio managers rely on a proprietary, quantitative screening process to identify attractively valued stocks with above-average capital appreciation potential from the fund's potential investment universe of approximately 1,000 blue chip companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividend history, easy access to credit, solid positions in their industry and strong management. In employing our processes, four primary dimensions are considered: valuation, trends in earnings, price momentum and risk. Valuation helps the fund's managers measure how expensive or inexpensive a security is relative to the overall small-cap universe. Earnings trends suggest whether the company's fundamentals are stable, improving or deteriorating. Price momentum provides an indicator of how the market is responding to these fundamentals. Risk measures help management understand the degree of financial uncertainty for a given company. Each stock is then ranked based on its relative attractiveness across all dimensions.

Portfolio Construction

Management builds a diversified portfolio of attractively rated companies, seeking stocks that are undervalued relative to their industry peers but whose earnings growth prospects are greater than those of their industry peers. To manage individual security risk and provide trading flexibility, approximately 120 blue-chip stocks are held in the portfolio. On an ongoing basis, a portfolio optimization program is used to determine which securities should be replaced due to diminishing return prospects, while managing the overall risk of the portfolio vs. the benchmark index.

Q: What economic and market trends are you detecting at present?

A: We believe that US economic recovery has begun. Third-quarter economic statistics - as well as predictions for the fourth quarter - appear to reflect an improvement. We believe Fed policy has been largely responsible for this. At the same time, we have yet to see dramatic labor hiring or significant increases in corporate spending, and we await signs of a stronger economic rebound. In terms of the financial markets, events over the past 12 months - especially in late 2002 - spurred significant market volatility. Recently, volatility has subsided within the large-cap sector. Going forward, we will continue to employ a disciplined investment approach that seeks to invest in companies that exhibit strong growth and value characteristics relative to their appropriate peer groups. Our portfolio team will continue to seek attractive value by paying particular attention to the quality of the earnings of the companies in which we invest. We believe that Scudder Blue Chip Fund remains an attractive vehicle for investors seeking long-term capital appreciation.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2003

Asset Allocation	10/31/03	10/31/02

Common Stocks	98%	98%
Cash Equivalents	2%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/03	10/31/02

Financials	20%	19%
Consumer Discretionary	16%	14%
Information Technology	16%	15%
Health Care	14%	15%
Industrials	11%	10%
Consumer Staples	7%	10%
Energy	6%	6%
Telecommunication Services	5%	6%
Materials	3%	2%
Other	2%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2003 (21.2% of Portfolio)
1. Citigroup, Inc. Provider of diversified financial services	3.4%
2. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.9%
3. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.3%
4. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.2%
5. 3M Co. Manufacturer and provider of various services and equipment	2.1%
6. Anheuser-Busch Companies, Inc. Producer and operator of brand name beers, cans, and barley seed processing plants	1.9%
7. Merck & Co., Inc. Producer of pharmaceuticals	1.8%
8. Eaton Corp. Manufacturer of auto and truck parts	1.6%
9. General Electric Co. Industrial conglomerate	1.5%
10. ExxonMobil Corp. Explorer and producer of oil and gas	1.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2003

	Shares	Value ($)

Common Stocks 97.8%
Consumer Discretionary 16.0%
Auto Components 1.7%
American Axle & Manufacturing Holdings, Inc.*	159,800	5,529,080
Autoliv, Inc.	50,400	1,669,248
Delphi Corp.	291,400	2,593,460
		9,791,788
Hotels, Restaurants & Leisure 1.3%
Brinker International, Inc.*	45,800	1,457,814
Starbucks Corp.*	181,200	5,725,920
		7,183,734
Household Durables 0.6%
NVR, Inc.*	1,200	587,280
Ryland Group, Inc.	20,100	1,786,890
Whirlpool Corp.	15,400	1,085,238
		3,459,408
Internet & Catalog Retail 0.2%
eBay, Inc.*	23,200	1,297,808
Leisure Equipment & Products 1.2%
Eastman Kodak Co.	234,200	5,721,506
Marvel Enterprises, Inc.*	48,600	1,431,270
		7,152,776
Media 5.6%
Cablevision Systems New York Group "A"*	67,900	1,371,580
Clear Channel Communications, Inc.	64,000	2,612,480
Cox Communications, Inc. "A"*	115,600	3,938,492
General Motors Corp. "H"*	403,700	6,632,791
Getty Images, Inc.*	52,300	2,337,810
Liberty Media Corp. "A"*	215,500	2,174,395
McGraw-Hill, Inc.	43,700	2,925,715
Omnicom Group, Inc.	93,100	7,429,380
Time Warner, Inc.*	196,000	2,996,840
		32,419,483
Specialty Retail 4.0%
Abercrombie & Fitch Co. "A"*	59,000	1,681,500
Blockbuster, Inc. "A"	116,900	2,252,663
Chico's FAS, Inc.*	116,000	4,354,640
Claire's Stores, Inc.	103,600	4,009,320
Gap, Inc.	223,100	4,256,748
Lowe's Companies, Inc.	29,200	1,720,756
PETsMART, Inc.	72,300	1,851,603
RadioShack Corp.	35,800	1,073,642
Staples, Inc.*	55,400	1,485,828
		22,686,700
Textiles, Apparel & Luxury Goods 1.4%
Coach, Inc.*	129,400	4,589,818
Jones Apparel Group, Inc.	11,900	410,550
Liz Claiborne, Inc.	44,200	1,630,538
NIKE, Inc. "B"	21,500	1,373,850
		8,004,756
Consumer Staples 7.1%
Beverages 4.1%
Anheuser-Busch Companies, Inc.	217,300	10,704,198
PepsiCo, Inc.	265,700	12,705,774
		23,409,972
Food & Drug Retailing 1.5%
Safeway, Inc.*	21,200	447,320
Sysco Corp.	169,800	5,715,468
Wal-Mart Stores, Inc.	34,800	2,051,460
Winn-Dixie Stores, Inc.	13,100	105,979
		8,320,227
Household Products 0.8%
Dial Corp.	5,300	127,200
Procter & Gamble Co.	45,200	4,442,708
		4,569,908
Personal Products 0.7%
Gillette Co.	132,400	4,223,560
Energy 6.0%
Oil & Gas
Apache Corp.	41,600	2,900,352
Chesapeake Energy Corp.	159,600	1,904,028
ChevronTexaco Corp.	66,500	4,940,950
ConocoPhillips	37,500	2,143,125
ExxonMobil Corp.	240,286	8,789,662
Occidental Petroleum Corp.	234,300	8,261,418
Pogo Producing Co.	136,700	5,715,427
		34,654,962
Financials 19.2%
Banks 7.2%
Bank of America Corp.	112,400	8,512,052
Golden West Financial Corp.	76,200	7,652,766
National City Corp.	165,800	5,415,028
Sovereign Bancorp, Inc.	800	16,648
US Bancorp.	68,800	1,872,736
Wachovia Corp.	170,700	7,830,009
Washington Mutual, Inc.	151,100	6,610,625
Wells Fargo & Co.	62,500	3,520,000
		41,429,864
Diversified Financials 7.9%
Citigroup, Inc.	410,766	19,470,308
Countrywide Financial Corp.	78,100	8,209,872
Fannie Mae	28,000	2,007,320
Goldman Sachs Group, Inc.	51,100	4,798,290
J.P. Morgan Chase & Co.	219,000	7,862,100
Lehman Brothers Holdings, Inc.	13,400	964,800
Moody's Corp.	16,500	954,195
SLM Corp.	18,600	728,376
		44,995,261
Insurance 3.3%
American International Group, Inc.	2,200	133,826
Fidelity National Financial, Inc.	120,400	3,722,768
First American Financial Co.	22,500	644,625
Progressive Corp.	54,100	3,992,580
Prudential Financial, Inc.	74,000	2,859,360
W.R. Berkley Corp.	221,175	7,584,091
		18,937,250
Real Estate 0.8%
Apartment Investment & Management Co. (REIT)	26,300	1,075,670
Boston Properties, Inc. (REIT)	8,000	354,000
Equity Office Properties Trust (REIT)	12,200	341,722
Equity Residential (REIT)	52,400	1,532,700
Hospitality Properties Trust (REIT)	20,100	737,067
Liberty Property Trust (REIT)	16,800	611,184
		4,652,343
Health Care 13.8%
Biotechnology 4.0%
Amgen, Inc.*	103,100	6,367,456
Charles River Laboratories International, Inc.*	124,300	4,007,432
Genentech, Inc.*	64,200	5,262,474
Gilead Sciences, Inc.*	85,900	4,688,422
IDEXX Laboratories, Inc.*	56,000	2,648,800
		22,974,584
Health Care Equipment & Supplies 1.2%
Guidant Corp.	135,700	6,922,057
Health Care Providers & Services 3.3%
First Health Group Corp.*	109,900	2,682,659
Mid Atlantic Medical Services, Inc.*	64,100	3,743,440
PacifiCare Health Systems, Inc.*	66,700	3,968,650
UnitedHealth Group, Inc.	171,800	8,741,184
		19,135,933
Pharmaceuticals 5.3%
Abbott Laboratories	131,300	5,596,006
Endo Pharmaceuticals Holdings, Inc.*	173,900	2,845,004
Johnson & Johnson	24,650	1,240,634
Merck & Co., Inc.	234,600	10,381,050
Pfizer, Inc.	222,500	7,031,000
Pharmaceutical Resources, Inc.*	12,500	903,500
SICOR, Inc.*	42,900	1,149,720
Watson Pharmaceuticals, Inc.*	35,300	1,386,231
		30,533,145
Industrials 10.2%
Aerospace & Defense 1.7%
Goodrich Corp.	64,900	1,792,538
Honeywell International, Inc.	102,600	3,140,586
Lockheed Martin Corp.	97,900	4,538,644
		9,471,768
Air Freight & Logistics 1.3%
J.B. Hunt Transport Services, Inc.*	94,900	2,408,562
Ryder System, Inc.	162,200	4,866,000
United Parcel Service, Inc. "B"	6,100	442,372
		7,716,934
Airlines 0.4%
Southwest Airlines Co.	131,100	2,543,340
Building Products 0.1%
Masco Corp.	26,100	717,750
Commercial Services & Supplies 0.1%
Deluxe Corp.	9,100	367,367
Industrial Conglomerates 3.8%
3M Co.	150,400	11,862,048
Carlisle Companies, Inc.	21,300	1,221,555
General Electric Co.	306,300	8,885,763
		21,969,366
Machinery 1.8%
Caterpillar, Inc.	16,500	1,209,120
Eaton Corp.	89,700	8,991,528
		10,200,648
Road & Rail 1.0%
Swift Transportation Co., Inc.*	184,100	4,129,363
Werner Enterprises, Inc.	92,600	1,670,504
		5,799,867
Information Technology 15.9%
Communications Equipment 1.4%
Cisco Systems, Inc.*	208,300	4,370,134
NetScreen Technologies, Inc.*	84,200	2,241,404
QUALCOMM, Inc.	33,200	1,577,000
		8,188,538
Computers & Peripherals 5.0%
Dell, Inc.*	22,800	823,536
EMC Corp.*	344,400	4,766,496
Hewlett-Packard Co.	224,500	5,008,595
International Business Machines Corp.	145,100	12,983,548
SanDisk Corp.*	18,100	1,458,860
Storage Technology Corp.*	158,300	3,815,030
		28,856,065
Internet Software & Services 0.4%
Yahoo!, Inc.*	51,000	2,228,700
IT Consulting & Services 0.4%
Acxiom Corp.*	119,900	1,906,410
Convergys Corp.*	28,600	459,316
		2,365,726
Office Electronics 0.5%
Xerox Corp.*	259,900	2,728,950
Semiconductor Equipment & Products 5.1%
Amkor Technology, Inc.*	138,200	2,605,070
Cree, Inc.*	140,900	2,502,384
Intel Corp.	510,000	16,855,500
International Rectifier Corp.*	64,000	3,054,720
MEMC Electronic Materials, Inc.*	186,400	2,087,680
Xilinx, Inc.*	68,500	2,171,450
		29,276,804
Software 3.1%
BMC Software, Inc.*	263,300	4,576,154
Intuit, Inc.*	32,700	1,634,346
Microsoft Corp.	318,500	8,328,775
Oracle Corp.*	243,600	2,913,456
		17,452,731
Materials 2.9%
Chemicals 1.2%
Cabot Corp.	14,400	401,760
Praxair, Inc.	39,700	2,762,326
Sigma-Aldrich Corp.	56,900	2,984,405
The Scotts Co. "A"*	16,500	952,875
		7,101,366
Containers & Packaging 0.6%
Ball Corp.	41,300	2,321,060
Owens-Illinois, Inc.*	71,200	875,760
		3,196,820
Metals & Mining 1.1%
Alcoa, Inc.	200,800	6,339,256
Telecommunication Services 4.5%
Diversified Telecommunication Services 3.5%
BellSouth Corp.	219,200	5,767,152
SBC Communications, Inc.	66,200	1,587,476
Sprint Corp. (FON Group)	311,800	4,988,800
Verizon Communications, Inc.	220,900	7,422,240
		19,765,668
Wireless Telecommunication Services 1.0%
AT&T Wireless Services, Inc.*	574,000	4,161,500
Crown Castle International Corp.*	71,200	901,392
Sprint Corp. (PCS Group)*	201,400	876,090
		5,938,982
Utilities 2.2%
Electric Utilities
Entergy Corp.	71,800	3,870,020
Exelon Corp.	135,300	8,584,785
		12,454,805
Total Common Stocks (Cost $486,041,060)		561,436,970
	Principal Amount ($)	Value ($)

US Government & Agencies 0.1%
US Treasury Bill, 0.92%**, 1/29/2004 (c) (Cost $823,103)	825,000	823,100
	Shares	Value ($)

Cash Equivalents 2.1%
Scudder Cash Management QP Trust, 1.07% (b) (Cost $11,996,381)	11,996,381	11,996,381
Total Investment Portfolio - 100.0% (Cost $498,860,544) (a)		574,256,451

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $502,508,180. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $71,748,271. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $83,547,867 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,799,596.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) At October 31, 2003, this security has been pledged to cover, in whole or part, initial margin requirements for open futures contracts.

At October 31, 2003, open futures contracts purchased were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	12/18/2003	48	12,301,126	12,594,000	292,874

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2003
Assets
Investments: Investments in securities, at value (cost $486,864,163)	$ 562,260,070
Investment in Scudder Cash Management QP Trust (cost $11,996,381)	11,996,381
Total investments in securities, at value (cost $498,860,544)	574,256,451
Cash	10,000
Dividends receivable	734,685
Receivable for Fund shares sold	303,932
Receivable for daily variation margin on open futures contracts	12,369
Total assets	575,317,437
Liabilities
Payable for Fund shares redeemed	777,619
Accrued management fee	263,168
Other accrued expenses and payables	432,936
Total liabilities	1,473,723
Net assets, at value	$ 573,843,714
Net Assets
Net assets consist of: Undistributed net investment income (loss)	32,621
Net unrealized appreciation (depreciation) on: Investments	75,395,907
Futures	292,874
Accumulated net realized gain (loss)	(182,587,002)
Paid-in capital	680,709,314
Net assets, at value	$ 573,843,714

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($348,659,538 / 22,870,926 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.24
Maximum offering price per share (100 / 94.25 of $15.24)	$ 16.17
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($177,677,734 / 12,212,068 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 14.55
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($47,325,475 / 3,220,698 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 14.69
Maximum offering price per share (100 / 99.00 of $14.69)	$ 14.84
Class I Net Asset Value, offering and redemption price per share ($180,967 / 11,524 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.70

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $382)	$ 7,985,999
Interest - Scudder Cash Management QP Trust	141,935
Interest	11,936
Total Income	8,139,870
Expenses: Management fee	2,993,327
Administrative fee	2,015,961
Services to shareholders	176,253
Distribution service fees	2,859,102
Trustees' fees and expenses	36,238
Other	23,948
Total expenses	8,104,829
Net investment income (loss)	35,041
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(4,650,638)
Futures	2,410,047
(2,240,591)
Net unrealized appreciation (depreciation) during the period on: Investments	88,933,681
Futures	(89,316)
88,844,365
Net gain (loss) on investment transactions	86,603,774
Net increase (decrease) in net assets resulting from operations	$ 86,638,815

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2003	2002
Operations: Net investment income (loss)	$ 35,041	$ (1,126,620)
Net realized gain (loss) on investment transactions	(2,240,591)	(53,482,959)
Net unrealized appreciation (depreciation) on investment transactions during the period	88,844,365	(42,540,893)
Net increase (decrease) in net assets resulting from operations	86,638,815	(97,150,472)
Fund share transactions: Proceeds from shares sold	122,726,992	248,345,416
Cost of shares redeemed	(187,394,848)	(385,850,246)
Net increase (decrease) in net assets from Fund share transactions	(64,667,856)	(137,504,830)
Increase (decrease) in net assets	21,970,959	(234,655,302)
Net assets at beginning of period	551,872,755	786,528,057
Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $32,621 and $2,420, respectively)	$ 573,843,714	$ 551,872,755

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 12.92	$ 15.03	$ 21.76	$ 20.76	$ 16.61
Income (loss) from investment operations: Net investment income (loss)[a]	.04	.03	(.03)	(.03)	.02
Net realized and unrealized gain (loss) on investment transactions	2.28	(2.14)	(6.10)	1.78	4.55
Total from investment operations	2.32	(2.11)	(6.13)	1.75	4.57
Less distributions from:
Net realized gains on investment transactions	-	-	(.60)	(.75)	(.42)
Net asset value, end of period	$ 15.24	$ 12.92	$ 15.03	$ 21.76	$ 20.76
Total Return (%)[b]	17.96	(14.04)	(28.71)	8.51	27.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	349	308	430	651	547
Ratio of expenses before expense reductions (%)	1.19	1.09	1.23[c]	1.17	1.19
Ratio of expenses after expense reductions (%)	1.19	1.09	1.22[c]	1.16	1.19
Ratio of net investment income (loss) (%)	.34	.21	(.14)	(.14)	.13
Portfolio turnover rate (%)	185	143	124	89	75
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.20% and 1.20%, respectively.

Class B
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 12.43	$ 14.58	$ 21.30	$ 20.50	$ 16.55
Income (loss) from investment operations: Net investment income (loss)[a]	(.05)	(.09)	(.16)	(.20)	(.14)
Net realized and unrealized gain (loss) on investment transactions	2.17	(2.06)	(5.96)	1.75	4.51
Total from investment operations	2.12	(2.15)	(6.12)	1.55	4.37
Less distributions from:
Net realized gains on investment transactions	-	-	(.60)	(.75)	(.42)
Net asset value, end of period	$ 14.55	$ 12.43	$ 14.58	$ 21.30	$ 20.50
Total Return (%)[b]	17.06	(14.75)	(29.30)	7.62	26.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	178	197	293	454	314
Ratio of expenses before expense reductions (%)	2.00	1.93	2.04[c]	1.98	2.07
Ratio of expenses after expense reductions (%)	2.00	1.93	2.02[c]	1.97	2.07
Ratio of net investment income (loss) (%)	(.47)	(.63)	(.93)	(.95)	(.75)
Portfolio turnover rate (%)	185	143	124	89	75
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.99% and 1.99%, respectively.

Class C
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 12.55	$ 14.72	$ 21.47	$ 20.64	$ 16.65
Income (loss) from investment operations: Net investment income (loss)[a]	(.06)	(.09)	(.15)	(.20)	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.20	(2.08)	(6.00)	1.78	4.54
Total from investment operations	2.14	(2.17)	(6.15)	1.58	4.41
Less distributions from:
Net realized gains on investment transactions	-	-	(.60)	(.75)	(.42)
Net asset value, end of period	$ 14.69	$ 12.55	$ 14.72	$ 21.47	$ 20.64
Total Return (%)[b]	17.05	(14.74)	(29.21)	7.72	26.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	44	59	75	44
Ratio of expenses before expense reductions (%)	1.99	1.90	1.95[c]	1.93	1.98
Ratio of expenses after expense reductions (%)	1.99	1.90	1.92[c]	1.93	1.97
Ratio of net investment income (loss) (%)	(.46)	(.60)	(.84)	(.91)	(.65)
Portfolio turnover rate (%)	185	143	124	89	75
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.92% and 1.92%, respectively.

Class I
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 13.25	$ 15.36	$ 22.11	$ 20.99	$ 16.68
Income (loss) from investment operations: Net investment income (loss)[a]	.11	.09	.07	.08	.13
Net realized and unrealized gain (loss) on investment transactions	2.34	(2.20)	(6.22)	1.79	4.60
Total from investment operations	2.45	(2.11)	(6.15)	1.87	4.73
Less distributions from:
Net realized gains on investment transactions	-	-	(.60)	(.75)	(.42)
Net asset value, end of period	$ 15.70	$ 13.25	$ 15.36	$ 22.11	$ 20.99
Total Return (%)	18.49	(13.74)	(28.34)	9.01	28.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	3	6	10	10
Ratio of expenses before expense reductions (%)	.72	.66	.70[b]	.69	.72
Ratio of expenses after expense reductions (%)	.72	.66	.70[b]	.68	.72
Ratio of net investment income (loss) (%)	.81	.64	.39	.34	.60
Portfolio turnover rate (%)	185	143	124	89	75
[a] Based on average shares outstanding during the period.
[b] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were .69% and .69%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Blue Chip Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $178,647,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($119,021,000), October 31, 2010 ($56,710,000) and October 31, 2011 ($2,916,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 34,667
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (178,647,000)
Net unrealized appreciation (depreciation) on investments	$ 71,748,271

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term instruments) aggregated $963,838,220 and $1,031,712,313, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.56% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement") the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375%, 0.35% and 0.10% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly for the period November 1, 2002 to December 31, 2002.

Effective January 1, 2003, the Trustees approved new Administrative Fee rates of 0.43%, 0.445%, 0.44% and 0.16% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and paid monthly.

For the period November 1, 2002 to September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 1,144,845
Class B	703,183
Class C	166,228
Class I	1,705
$ 2,015,961

The Administrative Agreement between the Advisor and the Fund terminated effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.99%, 1.01%, 1.00% and 0.725% of average daily net assets for Class A, B, C and I shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period October 1, 2003 through October 31, 2003, the amount charged to the Fund by SISC aggregated $176,253, all of which is unpaid at October 31, 2003.

Prior to September 30, 2003, the fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2003
Class B	$ 1,335,929	$ 106,800
Class C	324,373	29,165
	$ 1,660,302	$ 135,965

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2003	Effective Rate
Class A	$ 663,204	$ 52,188.22%
Class B	431,515	33,733.24%
Class C	104,081	8,825.24%
	$ 1,198,800	$ 94,746

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2003 aggregated $28,150.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2003, the CDSC for Class B and C shares aggregated $480,965 and $1,533, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2003, SDI received $305.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2003, pursuant to the Administrative Agreement, no custodian credits were earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	5,616,080	$ 75,150,805	9,481,310	$ 145,714,283
Class B	2,745,887	34,578,346	4,981,991	73,114,199
Class C	958,445	12,285,997	1,864,437	27,704,245
Class I	54,199	711,844	121,184	1,812,689
		$ 122,726,992		$ 248,345,416
Shares redeemed
Class A	(6,571,517)	$ (87,310,540)	(14,240,442)	$ (215,943,384)
Class B	(6,381,526)	(80,502,416)	(9,205,955)	(131,820,268)
Class C	(1,256,429)	(16,156,404)	(2,330,154)	(34,073,792)
Class I	(268,601)	(3,425,488)	(262,462)	(4,012,802)
		$ (187,394,848)		$ (385,850,246)
Net increase (decrease)
Class A	(955,437)	$ (12,159,735)	(4,759,132)	$ (70,229,101)
Class B	(3,635,639)	(45,924,070)	(4,223,964)	(58,706,069)
Class C	(297,984)	(3,870,407)	(465,717)	(6,369,547)
Class I	(214,402)	(2,713,644)	(141,278)	(2,200,113)
		$ (64,667,856)		$ (137,504,830)

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Blue Chip Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Blue Chip Fund (the "Fund"), as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Blue Chip Fund at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts December 22, 2003	/s/ Ernst & Young LLP

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates $39,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of October 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); F.N.B. Corporation (bank holding company); Prisma Energy International (owner and operator of Enron's international energy infrastructure business).	82
Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (57) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (53) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (66) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (62) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); Trustee, Bryn Mawr College; AK Steel (steel production).	82
Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (70) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (70) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons[4,6] (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992)
n/a
Charles A. Rizzo[4] (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone[4] (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[5] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 345 Park Avenue, New York, New York
6 Ms. Lyons was elected by the Trustees as President on November 19, 2003.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder US Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KBCAX	KBCBX	KBCCX
CUSIP Number	81111P-100	81111P-209	81111P-308
Fund Number	031	231	331

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2003, the Scudder Blue Chip Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Blue Chip Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Blue Chip Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               December 22, 2003
                                    ---------------------------